UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 26, 2009 (August 24, 2009)

METAMORPHIX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51294	52-1923417

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4061 Powder Mill Road, Beltsville, MD 20705

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(301) 617-9080

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02(b) - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2009, Peter Meyer, Co-Chairman of the Board of Directors (“Board”) of MetaMorphix, Inc. (“MetaMorphix” or the “Company”) Board member since November 1998 and Co-Chairman since January, 2005, informed the Company that he would resign from the Board effective immediately. Mr. Meyer cited personal health reasons for his decision to resign. While the members of the Board and Executive team are saddened by this departure, they accept his decision and extend their gratitude and thanks to Peter for his loyalty, leadership, diligence and insightfulness during his long tenure. All the members of the MetaMorphix family wish him well.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.

Date: August 26, 2009	By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum, President and Chief Executive Officer